LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Supplement Dated January 8, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the Summary Prospectus for the LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the Summary Prospectus for the Fund:

Effective February 8, 2016 the Fund will have a new name, investment strategies, and risks.

The name of the Fund will be LVIP Dimensional U.S. Equity Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

The following replaces the Annual Fund Operating Expenses on page 1:

(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class

Management Fee	0.25%	0.25%

Distribution and/or Service (12b-1) fees	None	0.25%

Other Expenses	0.06%	0.06%

Acquired Fund Fees and Expenses (AFFE)[1]	0.30%	0.30%

Total Annual Fund Operating Expenses (including AFFE)[2]	0.61%	0.86%

Less Fee Waiver[3]	(0.20%)	(0.20%)

Total Annual Fund Operating Expenses (After Fee Waiver)	0.41%	0.66%

[1] AFFE is based on estimated amounts for the current fiscal year.

[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.

[3] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.20% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2016 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.

The following table replaces the expense example on page 1:

	1 year	3 years	5 years	10 years
Standard Class	$42	$175	$320	$ 743

Service Class	$67	$254	$457	$1,042

The following replaces the information under Principal Investment Strategies on page 2 up to and excluding the discussion of the Managed Volatility Strategy:

The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay. The underlying funds may include funds affiliated with the adviser.

U.S. Equity Strategy. Under normal circumstances, the Fund, through the underlying funds, invests at least 80% of its assets in a portfolio of investments that provide exposure to equity securities that are tied economically to the U.S. The underlying funds also may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

Certain underlying funds purchase a broad and diverse group of securities of U.S. companies with a greater emphasis on small-capitalization and value companies as compared to their representation in the U.S. Universe. The U.S. Universe is generally defined as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange, NYSE MKT LLC, or Nasdaq Global Market® or such other securities exchanges deemed appropriate by an underlying fund’s investment adviser.

Certain underlying funds generally invest in the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. Under normal circumstances, substantially all of certain underlying funds’ net assets will be invested in the stocks that comprise the S&P 500® Index. Certain underlying funds also may lend their portfolio securities to generate additional income.

On at least an annual basis, the adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

The adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund

The Fund intends to allocate to underlying funds, including, but not limited to the LVIP Dimensional U.S. Core 2 Equity Fund (in an amount initially expected to be 60% of the portion of the Fund’s assets not subject to the overlay) and the Dimensional U.S. Large Company Portfolio (in an amount initially expected to be 40% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the adviser.

The following replaces the last paragraph under Principal Investment Strategies on page 3:

The Fund is non-diversified for purposes of the 1940 Act, and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. Through the underlying funds, which are diversified funds, the Fund indirectly owns a broad mix of equity securities (stocks).

The following replaces the first paragraph under Principal Risks on page 3:

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. Because the Fund invests its assets in shares of underlying funds, the Fund indirectly owns the same investments as those made by the underlying funds. By investing in the Fund, therefore, you indirectly assume the same types of risks as investing directly in the underlying funds. The Fund’s investment performance is affected by each underlying fund’s investment performance, and the Fund’s ability to achieve its investment objective depends, in large part, on each underlying fund’s ability to meet its investment objective. The following risks reflect the Fund’s principal risks, which include the underlying funds’ principal risks.

The following risks are added under Principal Risks on page 3:

●	Securities Lending Risk. A fund may lend portfolio securities to generate additional income, but is subject to the risk that the borrower may fail to return the securities in a timely manner, or at all. A fund may lose money if it does not recover the securities it lends. A fund may also lose money if the value of the collateral posted for the loan declines.

The following replaces the information under Portfolio Managers on page 4:

Portfolio Managers

The individuals responsible for the Fund’s investment into the underlying funds and the managed volatility strategy are:

LIA Portfolio Managers	Company Title	Experience with Fund
Kevin J. Adamson	President, Chief Operating Officer	Since May 2011
Patrick McAllister	Vice President	Since August 2015